UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2013





[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

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       ANNUAL REPORT
       USAA GROWTH & INCOME FUND
       FUND SHARES o ADVISER SHARES
       JULY 31, 2013

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

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PRESIDENT'S MESSAGE

"THE DECLINE WAS INSTRUCTIVE BECAUSE
IT REVEALED HOW ATTACHED INVESTORS                 [PHOTO OF DANIEL S. McNAMARA]
HAD BECOME TO FED STIMULUS."

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AUGUST 2013

If there was any doubt the Federal Reserve's (the Fed) stimulus programs were driving the performance of the U.S. stock and bond markets, it was greatly diminished during the reporting period. Just a hint of eventual Fed tapering sparked a broad selloff in the financial markets during June. The decline was instructive because it revealed how attached investors had become to rely on the Fed's stimulus policies. The Fed's bond-buying programs have pushed down interest rates and driven bond prices higher. Lower interest rates, meanwhile, have incentivized investors to seek higher returns in riskier asset classes, such as stocks and corporate bonds.

In response to the selloff, the Fed moved quickly to remind investors it would not raise short-term interest rates until it became clear that economic growth was self-sustaining. The Fed also said it could change the terms of its quantitative easing programs if the economy takes an unexpected turn, such as strong growth or renewed weakness. (The term quantitative easing is generally used to reference programs in which the Fed uses newly created money to purchase financial assets.) In fact, I believe that the economy is weaker at the time of this writing than when the Fed expanded quantitative easing in 2012. Furthermore, inflation pressures remain modest. As a result, the Fed is likely to continue its quantitative easing programs for some time, though I believe it may purchase fewer securities if market conditions are favorable. However, with a change in leadership coming at the end of 2013, Fed Chairman Ben Bernanke may seek -- economic conditions permitting -- to preserve his legacy by setting the stage for future tapering.

Although interest rates increased during the reporting period, they remain exceptionally low by historical measures. I think investors have less to fear from gradually rising interest rates than they do from a return to low rates, which some believe could be caused by a Japan-like deflationary economy. That said, higher interest rates do mean that bond investors are likely to

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see a decrease in their principal (bond prices move in the opposite direction of interest rates), but they will also -- for the first time in a long time -- see an increase in the income they receive from their fixed-income investments. However, it is important to remember that the fixed-income market is not a "bond" market. It is a market of bonds, which includes U.S. Treasuries, mortgage-backed securities, investment-grade bonds, high-yield bonds, municipal securities and more. Many of these fixed-income asset classes perform differently from each other.

Within equities, the selloff was relatively short lived and stocks reached new highs just after the end of the reporting period. However, only about a third of the gains can be attributed to earnings and dividend growth. Much of price appreciation seems to be the result of higher valuations or multiple expansion. While we believe current valuations are fair, 2008 should be a reminder that investor preferences can change. Increasing valuations that are not supported by earnings growth could decline in the future.

In this environment, I think it's more important than ever to keep emotion out of the investment process. Shareholders should have an investment plan, remain disciplined and hold diversified portfolios directly tied to their objectives, risk tolerance and time horizon. If you think you might be over-allocated to your fixed-income portfolio, you should reassess your investment risk and if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. USAA advisors are available to help you free of charge if you have questions or need assistance updating your investment plan.

Though no one really knows what lies ahead, you can rest assured that we will continue to monitor Fed policy and the many factors shaping the performance of the financial markets. From all of us here at USAA Asset Management Company, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.
o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered Public Accounting Firm                   13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         24

    Financial Statements                                                      25

    Notes to Financial Statements                                             28

EXPENSE EXAMPLE                                                               45

ADVISORY AGREEMENT(S)                                                         47

TRUSTEES' AND OFFICERS' INFORMATION                                           55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA GROWTH & INCOME FUND'S (THE FUND) INVESTMENT OBJECTIVE IS CAPITAL GROWTH AND A SECONDARY INVESTMENT OBJECTIVE OF CURRENT INCOME.

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TYPES OF INVESTMENTS

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company                Wellington Management Company, LLP

   JOHN P. TOOHEY, CFA                          MATTHEW E. MEGARGEL, CFA
   WASIF A. LATIF                               FRANCIS J. BOGGAN, CFA
   JOHN B. JARES                                JEFF L. KRIPKE

Barrow, Hanley, Mewhinney & Strauss, LLC

   MARK GIAMBRONE, CPA
   JAMES P. BARROW
   RAY NIXON, Jr.
   ROBERT J. CHAMBERS, CFA
   TIMOTHY J. CULLER, CFA

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o  HOW DID THE USAA GROWTH & INCOME FUND (THE FUND SHARES) PERFORM?

   At the end of the reporting period, the Fund Shares had a total return of 26.90%. This compares to returns of 26.86% for the Russell 3000(R) Index (the Index) and 28.08% for the Lipper Multi-Cap Core Funds Index.

   In addition to USAA Asset Management Company (AMCO), who manages a portion of the Fund, the Fund has two subadvisers. Wellington Management Company, LLP (Wellington Management) and Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS).

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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2  | USAA GROWTH & INCOME FUND

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o  HOW DID THE WELLINGTON MANAGEMENT PORTION PERFORM DURING THE REPORTING
   PERIOD?

   For the 12-month period, the Wellington Management portfolio outperformed the Index, primarily due to strong stock selection in financials, consumer staples, and industrials, which more than offset weaker selection in the materials, energy, and health care sectors. Sector allocation, a result of bottom-up stock selection, was a modest contributor to relative return. An underweight to the utilities sector contributed to performance, while an overweight to information technology detracted.

   Top contributors to relative performance included Green Mountain Coffee Roasters, Inc., a provider of single-cup coffee brewers; Cigna Corp., a global health service company; and Citigroup, Inc., a global banking firm. U.S.-based global financial services company JPMorgan Chase & Co. was also among the most significant absolute contributors. The largest detractors from relative return included Barrick Gold Corp., a gold exploration and mining company; ITT Educational Services, Inc., a private education provider; and Western Union Co., a U.S.-based money transfer firm. The largest absolute detractors also included Apple, Inc.

o  HOW IS WELLINGTON MANAGEMENT POSITIONED?

   We believe that the global economy is gradually normalizing. While there are fears among market participants regarding the U.S. Federal Reserve's (the
   Fed) eventual "tapering" of its quantitative easing measures, we are not overly concerned, as we view this action as a shift from a "surge" in liquidity to the Fed becoming a source of steady liquidity. We think that the U.S. economy remains poised for a continued modest recovery as consumption spending is still buoyed by household balance sheet and job gains. Housing remains in a solid uptrend as well. At the end of the period, our portion of the portfolio's largest overweights were to industrials, consumer

   ITT Educational Services, Inc. and Western Union Co. were sold out of the Fund prior to July 31, 2013.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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   discretionary, and information technology, while we remained underweight materials, utilities, and telecommunication services.

o  HOW DID THE VALUE-ORIENTED BHMS PORTION PERFORM?

   As is the norm in a strong market rally, performance for much of the period was led by smaller-cap stocks with higher price-to-earnings ratios and lower dividend payouts, resulting in a headwind to our value-based approach. In addition, the market's focus on macroeconomic factors such as central bank policy has resulted in historically high correlations among stocks, hampering the ability of stock selection to generate return. Thankfully, both trends began to ease over the latter part of the fiscal period, as stock valuations became more elevated and investors began to focus more closely on individual company fundamentals.

   On the positive side, our largest overweight was to industrials, and selection within the sector was the largest contributor to the Fund's relative performance. Within industrials, we have sought to hold companies with strong global brands, the potential to grow faster than the economy, as well as sustained dividend growth. Standout performers included building supplies provider Masco Corp. and home improvement retailer Stanley Black & Decker, Inc., both of which benefited from ongoing improvements in the housing sector. Our health care exposure represented another leading source of positive relative performance.

   In contrast, selection within information technology was a leading detractor from returns. In particular, exposure to Western Union Co. was subtractive, as the company's core funds transfer business suffered from continued pressure on pricing. The semiconductor firm Intel Corp. has been a favorable holding over the years, but was negatively impacted in recent quarters by a decline in demand for PCs as tablet adoption increases. We have sold out of Western Union Co. as of the end of the reporting period.

   Masco Corp. was sold out of the Fund prior to July 31, 2013.

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4  | USAA GROWTH & INCOME FUND

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o  WHAT IS BHMS' OUTLOOK?

   While severe sovereign debt problems in Europe are being papered over with the aid of European Central Bank actions, we expect Europe to constrain global growth prospects for some time. In the United States, despite some moderation in the ongoing fiscal controversy, there is no shortage of uncertainty as well. Nevertheless, we continue to be positioned for a gradual improvement in the U.S. economy, with a tilt toward companies in economically-sensitive sectors that have been trading at relatively inexpensive valuations. While holding many stocks with attractive dividends, we will continue to focus on broader measures of valuation as well, including low payout ratios and solid earnings prospects that in combination suggest the potential for long-term growth in dividends. In this vein, we are maintaining significant weightings in industrials and health care, while minimizing exposure to utilities, energy, and materials.

   After a lengthy period where stock market performance was driven by macroeconomic factors, and performance correlation among stocks has been high, recent market behavior suggests a return to a focus on company fundamentals. We expect such an environment to be supportive of an investment approach based on individual stock selection. The recent market rally has made it somewhat more challenging to identify inexpensive stocks, and we are selling or trimming positions where our valuation targets have been reached. However, we remain confident that our bottom-up approach will continue to generate solid ideas consistent with a focus on individual company valuations and fundamentals.

o  HOW DID THE PORTION OF THE FUND MANAGED BY AMCO PERFORM?

   The AMCO portion of the Growth and Income Fund modestly trailed the benchmark. Our top-performing sectors were consumer staples, health care, and telecommunications services, while positions in

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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   consumer discretionary, energy, and industrials detracted from returns.
   Leading individual contributors included Green Mountain Coffee Roasters, Inc., Gilead Sciences, Inc., CIT Group, Inc., and MetLife, Inc. The largest individual detractors included McGraw-Hill, Motorola Solutions, Inc., Transocean Ltd., and Broadcom Corp. "A". The USAA portion of the Fund is currently overweight in the technology, health care, and industrials sectors, while the utilities, energy, and materials sectors are underweighted.

o  WHAT IS USAA'S OUTLOOK?

   In the coming months, we foresee continued modest expansion for the U.S. economy, driven by an improving housing sector and declining unemployment. We also look for continued strength in consumer-related industries, as well as in the technology and health care sectors. The energy segment should continue to be a source of job growth for the economy. However, we remain underweight in this area because it is difficult to identify attractively valued candidates for the portfolio within energy stocks. Lastly, the subdued level of U.S. inflation adds to our positive outlook, as relatively stable consumer prices have allowed the Fed to maintain an accommodative stance.

   Thank you for your investment in the Fund.

   McGraw-Hill and Motorola Solutions, Inc. were sold out of the Fund prior to July 31, 2013.

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6  | USAA GROWTH & INCOME FUND

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INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND SHARES (FUND SHARES) (Ticker Symbol: USGRX)


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                                                7/31/13              7/31/12
--------------------------------------------------------------------------------

Net Assets                                 $1,418.3 Million     $1,152.5 Million
Net Asset Value Per Share                       $19.39               $15.44

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
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   1 Year                          5 Years                           10 Years

   26.90%                           6.39%                              6.66%


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                          EXPENSE RATIO AS OF 7/31/12*
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                                      1.01%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    RUSSELL 3000        LIPPER MULTI-CAP      USAA GROWTH & INCOME
                        INDEX           CORE FUNDS INDEX          FUND SHARES
 7/31/2003           $10,000.00            $10,000.00              $10,000.00
 8/31/2003            10,221.60             10,307.50               10,215.74
 9/30/2003            10,110.63             10,170.39               10,067.92
10/31/2003            10,722.52             10,776.09               10,728.53
11/30/2003            10,870.21             10,944.35               10,887.33
12/31/2003            11,367.41             11,380.70               11,329.61
 1/31/2004            11,604.54             11,648.08               11,488.56
 2/29/2004            11,760.88             11,828.99               11,666.58
 3/31/2004            11,621.27             11,694.72               11,500.03
 4/30/2004            11,380.99             11,448.50               11,296.49
 5/31/2004            11,546.39             11,585.62               11,436.42
 6/30/2004            11,775.87             11,842.08               11,764.66
 7/31/2004            11,330.56             11,356.53               11,274.73
 8/31/2004            11,377.22             11,348.18               11,217.47
 9/30/2004            11,552.12             11,590.84               11,410.97
10/31/2004            11,741.85             11,765.71               11,506.48
11/30/2004            12,287.68             12,356.32               12,085.95
12/31/2004            12,725.51             12,790.80               12,534.41
 1/31/2005            12,386.57             12,499.80               12,262.37
 2/28/2005            12,659.24             12,752.52               12,486.81
 3/31/2005            12,445.12             12,552.02               12,287.01
 4/30/2005            12,174.73             12,210.35               12,028.34
 5/31/2005            12,636.05             12,710.33               12,470.81
 6/30/2005            12,724.32             12,850.27               12,530.61
 7/31/2005            13,246.34             13,394.99               13,055.28
 8/31/2005            13,120.06             13,334.00               13,041.65
 9/30/2005            13,234.85             13,453.77               13,127.63
10/31/2005            12,986.97             13,175.60               12,813.93
11/30/2005            13,492.17             13,682.69               13,366.31
12/31/2005            13,504.28             13,842.38               13,398.50
 1/31/2006            13,955.47             14,356.51               13,863.02
 2/28/2006            13,980.28             14,299.44               13,768.67
 3/31/2006            14,221.94             14,618.14               13,895.60
 4/30/2006            14,376.23             14,799.24               14,077.29
 5/31/2006            13,915.96             14,286.59               13,401.40
 6/30/2006            13,940.58             14,244.48               13,425.58
 7/31/2006            13,927.53             14,073.78               13,214.33
 8/31/2006            14,268.23             14,406.86               13,338.17
 9/30/2006            14,587.63             14,716.22               13,775.96
10/31/2006            15,112.75             15,263.69               14,206.46
11/30/2006            15,441.57             15,625.18               14,607.77
12/31/2006            15,626.50             15,799.92               14,678.41
 1/31/2007            15,923.94             16,144.30               15,109.17
 2/28/2007            15,662.72             15,931.50               14,849.09
 3/31/2007            15,825.74             16,099.44               15,101.04
 4/30/2007            16,457.93             16,725.56               15,596.83
 5/31/2007            17,057.70             17,351.76               16,352.69
 6/30/2007            16,738.24             17,201.51               16,190.14
 7/31/2007            16,167.41             16,651.16               15,653.72
 8/31/2007            16,399.49             16,758.68               15,791.89
 9/30/2007            16,997.36             17,342.75               16,368.95
10/31/2007            17,309.17             17,692.26               16,897.24
11/30/2007            16,529.93             16,897.25               16,182.01
12/31/2007            16,429.90             16,743.08               16,071.99
 1/31/2008            15,434.06             15,802.80               14,954.84
 2/29/2008            14,954.68             15,386.41               14,419.73
 3/31/2008            14,866.08             15,169.88               14,213.20
 4/30/2008            15,609.52             15,932.33               15,029.94
 5/31/2008            15,929.30             16,322.82               15,414.84
 6/30/2008            14,614.80             15,021.42               14,224.48
 7/31/2008            14,498.24             14,801.60               13,970.47
 8/31/2008            14,723.42             14,942.89               14,083.37
 9/30/2008            13,339.06             13,276.75               12,605.24
10/31/2008            10,973.25             10,768.67               10,219.95
11/30/2008            10,107.03              9,828.91                9,267.73
12/31/2008            10,300.38             10,138.26                9,409.16
 1/31/2009             9,435.97              9,421.30                8,708.68
 2/28/2009             8,447.50              8,549.78                7,923.01
 3/31/2009             9,187.45              9,240.24                8,591.70
 4/30/2009            10,154.28             10,437.03                9,560.05
 5/31/2009            10,696.08             11,080.67               10,072.70
 6/30/2009            10,732.52             11,070.72                9,982.52
 7/31/2009            11,567.90             11,989.06               10,790.63
 8/31/2009            11,981.24             12,397.74               11,161.41
 9/30/2009            12,483.21             12,960.09               11,698.49
10/31/2009            12,162.14             12,581.16               11,431.96
11/30/2009            12,853.24             13,267.58               12,098.27
12/31/2009            13,219.53             13,717.14               12,445.42
 1/31/2010            12,742.99             13,212.42               11,959.05
 2/28/2010            13,175.00             13,657.44               12,416.81
 3/31/2010            14,005.38             14,497.58               13,183.53
 4/30/2010            14,307.62             14,779.73               13,412.64
 5/31/2010            13,177.36             13,616.68               12,305.26
 6/30/2010            12,419.82             12,937.96               11,561.64
 7/31/2010            13,282.04             13,774.85               12,489.25
 8/31/2010            12,656.81             13,160.06               11,791.15
 9/30/2010            13,851.83             14,360.86               12,998.87
10/31/2010            14,393.12             14,968.01               13,506.57
11/30/2010            14,476.21             15,022.98               13,525.73
12/31/2010            15,457.54             15,998.16               14,428.05
 1/31/2011            15,795.15             16,381.18               14,735.24
 2/28/2011            16,370.23             16,945.41               15,157.62
 3/31/2011            16,444.07             17,019.41               15,139.43
 4/30/2011            16,933.52             17,516.82               15,658.49
 5/31/2011            16,740.31             17,274.29               15,466.25
 6/30/2011            16,439.67             16,969.17               15,166.57
 7/31/2011            16,063.20             16,570.20               14,675.46
 8/31/2011            15,099.49             15,391.96               13,731.77
 9/30/2011            13,927.83             14,078.75               12,594.80
10/31/2011            15,530.82             15,635.11               14,138.99
11/30/2011            15,488.85             15,543.20               14,023.17
12/31/2011            15,616.16             15,548.97               14,063.76
 1/31/2012            16,404.19             16,400.21               14,886.49
 2/29/2012            17,098.14             17,109.78               15,534.99
 3/31/2012            17,625.56             17,514.71               15,940.16
 4/30/2012            17,509.96             17,347.02               15,668.67
 5/31/2012            16,427.51             16,158.59               14,437.28
 6/30/2012            17,070.90             16,705.13               14,892.80
 7/31/2012            17,239.99             16,857.45               15,009.45
 8/31/2012            17,670.27             17,299.80               15,534.39
 9/30/2012            18,134.29             17,757.78               15,908.31
10/31/2012            17,821.50             17,540.85               15,606.32
11/30/2012            17,959.50             17,762.39               15,674.51
12/31/2012            18,179.60             18,060.27               15,820.94
 1/31/2013            19,177.13             19,086.47               16,681.41
 2/28/2013            19,431.27             19,268.96               16,788.97
 3/31/2013            20,192.71             19,999.19               17,325.09
 4/30/2013            20,523.24             20,243.61               17,589.67
 5/31/2013            21,007.40             20,757.64               18,187.43
 6/30/2013            20,734.92             20,447.64               17,936.49
 7/31/2013            21,871.37             21,590.41               19,046.47

                                   [END CHART]

             Data from 7/31/03 to 7/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the following benchmarks:

- The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

- The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

8  | USAA GROWTH & INCOME FUND

================================================================================

USAA GROWTH & INCOME FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: USGIX)

--------------------------------------------------------------------------------
                                                7/31/13               7/31/12
--------------------------------------------------------------------------------
Net Assets                                   $7.9 Million          $6.2 Million
Net Asset Value Per Share                       $19.34                $15.42

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
   1 Year                                              Since Inception 8/01/10
   26.37%                                                       13.93%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/12*
--------------------------------------------------------------------------------
   Before Reimbursement  1.43%                     After Reimbursement  1.30%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.30% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  RUSSELL 3000        LIPPER MULTI-CAP        USAA GROWTH & INCOME
                     INDEX            CORE FUNDS INDEX         FUND ADVISER SHARES
 7/31/2010         $10,000.00            $10,000.00                $10,000.00
 8/31/2010           9,529.27              9,553.69                  9,242.88
 9/30/2010          10,429.00             10,425.42                 10,181.90
10/31/2010          10,836.53             10,866.19                 10,572.36
11/30/2010          10,899.09             10,906.09                 10,594.88
12/31/2010          11,637.93             11,614.04                 11,294.92
 1/31/2011          11,892.12             11,892.10                 11,535.56
 2/28/2011          12,325.09             12,301.71                 11,858.92
 3/31/2011          12,380.68             12,355.43                 11,843.03
 4/30/2011          12,749.19             12,716.53                 12,249.34
 5/31/2011          12,603.72             12,540.46                 12,091.33
 6/30/2011          12,377.37             12,318.96                 11,856.29
 7/31/2011          12,093.93             12,029.32                 11,464.60
 8/31/2011          11,368.35             11,173.96                 10,726.40
 9/30/2011          10,486.22             10,220.62                  9,836.31
10/31/2011          11,693.10             11,350.48                 11,035.68
11/30/2011          11,661.50             11,283.76                 10,945.16
12/31/2011          11,757.35             11,287.94                 10,972.69
 1/31/2012          12,350.66             11,905.91                 11,615.47
 2/29/2012          12,873.13             12,421.03                 12,114.58
 3/31/2012          13,270.23             12,714.99                 12,431.21
 4/30/2012          13,183.19             12,593.26                 12,211.66
 5/31/2012          12,368.22             11,730.51                 11,257.74
 6/30/2012          12,852.62             12,127.27                 11,605.30
 7/31/2012          12,979.93             12,237.85                 11,696.32
 8/31/2012          13,303.88             12,558.98                 12,098.34
 9/30/2012          13,653.24             12,891.45                 12,389.98
10/31/2012          13,417.75             12,733.97                 12,154.49
11/30/2012          13,521.65             12,894.80                 12,200.07
12/31/2012          13,687.36             13,111.05                 12,299.97
 1/31/2013          14,438.39             13,856.03                 12,962.98
 2/28/2013          14,629.74             13,988.51                 13,046.81
 3/31/2013          15,203.03             14,518.63                 13,461.18
 4/30/2013          15,451.88             14,696.06                 13,659.59
 5/31/2013          15,816.40             15,069.23                 14,125.08
 6/30/2013          15,611.25             14,844.19                 13,925.20
 7/31/2013          16,466.88             15,673.79                 14,781.20

                                   [END CHART]

             Data from 7/31/10 to 7/31/13.*

             See page 8 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Adviser Shares to the benchmarks.

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

                               o TOP 10 HOLDINGS o
                                 AS OF 7/31/2013
                                (% of Net Assets)

Citigroup, Inc. ..........................................................  2.4%
Pfizer, Inc. .............................................................  2.1%
Gilead Sciences, Inc. ....................................................  2.1%
American International Group, Inc. .......................................  2.0%
Hewlett-Packard Co. ......................................................  1.8%
JPMorgan Chase & Co. .....................................................  1.8%
Royal Caribbean Cruises Ltd. .............................................  1.6%
Canadian Pacific Railway Ltd. ............................................  1.6%
Johnson & Johnson.........................................................  1.5%
Microsoft Corp. ..........................................................  1.5%

                        o ASSET ALLOCATION -- 7/31/2013 o

                         [PIE CHART OF ASSET ALLOCATION]

FINANCIALS                                                                 18.4%
INFORMATION TECHNOLOGY                                                     18.2%
HEALTH CARE                                                                14.2%
CONSUMER DISCRETIONARY                                                     13.6%
INDUSTRIALS                                                                13.6%
ENERGY                                                                      8.4%
CONSUMER STAPLES                                                            7.7%
MONEY MARKET INSTRUMENTS                                                    2.3%
MATERIALS                                                                   2.1%
TELECOMMUNICATION SERVICES                                                  1.1%
UTILITIES                                                                   0.3%
EXCHANGE-TRADED FUNDS*                                                      0.2%

                                   [END CHART]

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-23.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

100.00% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2013, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $20,000 as qualifying interest income.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth & Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                         /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 17, 2013

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2013

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (97.8%)

             COMMON STOCKS (97.6%)

             CONSUMER DISCRETIONARY (13.6%)
             ------------------------------
             ADVERTISING (0.8%)
   663,695   Interpublic Group of Companies, Inc.                                       $   10,918
                                                                                        ----------
             APPAREL RETAIL (0.7%)
    84,900   Abercrombie & Fitch Co. "A"                                                     4,234
   211,300   Ascena Retail Group, Inc.*                                                      4,033
    30,685   Buckle, Inc.                                                                    1,718
                                                                                        ----------
                                                                                             9,985
                                                                                        ----------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.7%)
    27,800   Fossil Group, Inc.*                                                             3,055
    79,800   Hanesbrands, Inc.                                                               5,064
    20,800   PVH Corp.                                                                       2,742
                                                                                        ----------
                                                                                            10,861
                                                                                        ----------
             AUTO PARTS & EQUIPMENT (0.3%)
    89,300   Delphi Automotive plc                                                           4,797
                                                                                        ----------
             AUTOMOBILE MANUFACTURERS (0.6%)
    64,700   Daimler AG ADR                                                                  4,477
   121,900   General Motors Co.*                                                             4,372
                                                                                        ----------
                                                                                             8,849
                                                                                        ----------
             AUTOMOTIVE RETAIL (0.2%)
     6,840   AutoZone, Inc.*                                                                 3,068
                                                                                        ----------
             BROADCASTING (0.7%)
   178,770   CBS Corp. "B"                                                                   9,446
                                                                                        ----------
             CABLE & SATELLITE (0.5%)
   171,100   Comcast Corp. "A"                                                               7,713
                                                                                        ----------
             CASINOS & GAMING (0.5%)
   220,700   International Game Technology                                                   4,077
    50,500   Las Vegas Sands Corp.                                                           2,806
                                                                                        ----------
                                                                                             6,883
                                                                                        ----------
             COMPUTER & ELECTRONICS RETAIL (0.2%)
    60,500   Rent-A-Center, Inc.                                                             2,419
                                                                                        ----------

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             DEPARTMENT STORES (0.5%)
   130,530   Kohl's Corp.                                                               $    6,915
                                                                                        ----------
             EDUCATION SERVICES (0.5%)
    63,400   American Public Education, Inc.*                                                2,505
   144,600   Grand Canyon Education, Inc.*                                                   4,890
                                                                                        ----------
                                                                                             7,395
                                                                                        ----------
             GENERAL MERCHANDISE STORES (1.5%)
    78,000   Dollar General Corp.*                                                           4,264
   167,165   Dollar Tree, Inc.*                                                              8,969
    66,550   Family Dollar Stores, Inc.                                                      4,576
    53,500   Target Corp.                                                                    3,812
                                                                                        ----------
                                                                                            21,621
                                                                                        ----------
             HOME IMPROVEMENT RETAIL (1.2%)
   380,765   Lowe's Companies, Inc.                                                         16,975
                                                                                        ----------
             HOMEBUILDING (0.5%)
   337,200   D.R. Horton, Inc.                                                               6,778
                                                                                        ----------
             HOMEFURNISHING RETAIL (0.6%)
   111,000   Bed Bath & Beyond, Inc.*                                                        8,488
                                                                                        ----------
             HOTELS, RESORTS & CRUISE LINES (2.4%)
   114,900   Carnival Corp.                                                                  4,255
    61,700   Hyatt Hotels Corp. "A"*                                                         2,792
   619,300   Royal Caribbean Cruises Ltd.                                                   23,589
    57,355   Starwood Hotels & Resorts Worldwide, Inc.                                       3,794
                                                                                        ----------
                                                                                            34,430
                                                                                        ----------
             INTERNET RETAIL (0.1%)
     5,100   Amazon.com, Inc.*                                                               1,536
    11,500   Expedia, Inc.                                                                     542
                                                                                        ----------
                                                                                             2,078
                                                                                        ----------
             LEISURE PRODUCTS (0.2%)
    55,795   Mattel, Inc.                                                                    2,345
                                                                                        ----------
             MOTORCYCLE MANUFACTURERS (0.3%)
    71,200   Harley-Davidson, Inc.                                                           4,042
                                                                                        ----------
             MOVIES & ENTERTAINMENT (0.4%)
    86,400   Walt Disney Co.                                                                 5,586
                                                                                        ----------
             SPECIALTY STORES (0.2%)
    38,100   PetSmart, Inc.                                                                  2,790
                                                                                        ----------
             Total Consumer Discretionary                                                  194,382
                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             CONSUMER STAPLES (7.7%)
             -----------------------
             BREWERS (0.9%)
   138,725   Anheuser-Busch InBev N.V. ADR                                              $   13,277
                                                                                        ----------
             DRUG RETAIL (1.6%)
   221,500   CVS Caremark Corp.                                                             13,620
   179,450   Walgreen Co.                                                                    9,017
                                                                                        ----------
                                                                                            22,637
                                                                                        ----------
             HOUSEHOLD PRODUCTS (0.9%)
   165,610   Procter & Gamble Co.                                                           13,299
                                                                                        ----------
             HYPERMARKETS & SUPER CENTERS (1.1%)
   198,325   Wal-Mart Stores, Inc.                                                          15,457
                                                                                        ----------
             PACKAGED FOODS & MEAT (1.1%)
   172,155   Green Mountain Coffee Roasters, Inc.*                                          13,287
    65,900   Unilever N.V.                                                                   2,637
                                                                                        ----------
                                                                                            15,924
                                                                                        ----------
             SOFT DRINKS (0.8%)
    42,830   Monster Beverage Corp.*                                                         2,612
    99,700   PepsiCo, Inc.                                                                   8,329
                                                                                        ----------
                                                                                            10,941
                                                                                        ----------
             TOBACCO (1.3%)
   384,330   Altria Group, Inc.                                                             13,475
    10,000   Imperial Tobacco Group plc ADR                                                    671
    39,600   Philip Morris International, Inc.                                               3,532
                                                                                        ----------
                                                                                            17,678
                                                                                        ----------
             Total Consumer Staples                                                        109,213
                                                                                        ----------
             ENERGY (8.4%)
             -------------
             INTEGRATED OIL & GAS (2.4%)
   147,800   BP plc ADR                                                                      6,125
   100,830   Chevron Corp.                                                                  12,693
   170,600   Occidental Petroleum Corp.                                                     15,192
                                                                                        ----------
                                                                                            34,010
                                                                                        ----------
             OIL & GAS DRILLING (1.6%)
    67,900   Atwood Oceanics, Inc.*                                                          3,825
   134,525   Ensco plc "A"                                                                   7,714
    91,800   Noble Corp.                                                                     3,507
    99,200   SeaDrill Ltd.                                                                   4,234
    86,900   Transocean Ltd.                                                                 4,098
                                                                                        ----------
                                                                                            23,378
                                                                                        ----------

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             OIL & GAS EQUIPMENT & SERVICES (1.3%)
    48,600   Cameron International Corp.*                                               $    2,882
   154,800   Halliburton Co.                                                                 6,995
    40,100   National-Oilwell Varco, Inc.                                                    2,814
    76,300   Oceaneering International, Inc.                                                 6,187
                                                                                        ----------
                                                                                            18,878
                                                                                        ----------
             OIL & GAS EXPLORATION & PRODUCTION (2.9%)
   103,955   Anadarko Petroleum Corp.                                                        9,202
    64,600   ConocoPhillips                                                                  4,190
    46,200   Continental Resources, Inc.*                                                    4,264
   314,000   Marathon Oil Corp.                                                             11,417
   111,500   Southwestern Energy Co.*                                                        4,325
   160,850   Whiting Petroleum Corp.*                                                        8,279
                                                                                        ----------
                                                                                            41,677
                                                                                        ----------
             OIL & GAS REFINING & MARKETING (0.2%)
    64,200   Valero Energy Corp.                                                             2,297
                                                                                        ----------
             Total Energy                                                                  120,240
                                                                                        ----------
             FINANCIALS (18.4%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (2.1%)
   131,920   Ameriprise Financial, Inc.                                                     11,741
    26,615   BlackRock, Inc.                                                                 7,504
    60,600   State Street Corp.                                                              4,222
   114,390   Waddell & Reed Financial, Inc. "A"                                              5,841
                                                                                        ----------
                                                                                            29,308
                                                                                        ----------
             CONSUMER FINANCE (2.4%)
    60,200   American Express Co.                                                            4,441
   291,300   Capital One Financial Corp.                                                    20,105
    79,400   Discover Financial Services                                                     3,931
   249,120   SLM Corp.                                                                       6,156
                                                                                        ----------
                                                                                            34,633
                                                                                        ----------
             DIVERSIFIED BANKS (0.8%)
   271,250   Wells Fargo & Co.                                                              11,799
                                                                                        ----------
             INVESTMENT BANKING & BROKERAGE (0.7%)
   253,000   E*Trade Financial Corp.*                                                        3,770
   222,000   Morgan Stanley                                                                  6,040
                                                                                        ----------
                                                                                             9,810
                                                                                        ----------
             LIFE & HEALTH INSURANCE (1.4%)
   114,955   AFLAC, Inc.                                                                     7,090
   105,200   Lincoln National Corp.                                                          4,384

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
   170,200   MetLife, Inc.                                                              $    8,241
                                                                                        ----------
                                                                                            19,715
                                                                                        ----------
             MULTI-LINE INSURANCE (2.0%)
   610,635   American International Group, Inc.*                                            27,790
                                                                                        ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (4.6%)
   436,500   Bank of America Corp.                                                           6,373
   655,025   Citigroup, Inc.                                                                34,153
   451,210   JPMorgan Chase & Co.                                                           25,146
                                                                                        ----------
                                                                                            65,672
                                                                                        ----------
             PROPERTY & CASUALTY INSURANCE (0.7%)
   330,512   Assured Guaranty Ltd.                                                           7,152
   108,980   XL Group plc                                                                    3,417
                                                                                        ----------
                                                                                            10,569
                                                                                        ----------
             REGIONAL BANKS (2.6%)
   227,000   CIT Group, Inc.*                                                               11,375
   225,300   Fifth Third Bancorp                                                             4,333
   349,800   First Niagara Financial Group, Inc.                                             3,739
   237,250   PNC Financial Services Group, Inc.                                             18,043
                                                                                        ----------
                                                                                            37,490
                                                                                        ----------
             SPECIALIZED FINANCE (0.5%)
    37,120   IntercontinentalExchange, Inc.*                                                 6,773
                                                                                        ----------
             THRIFTS & MORTGAGE FINANCE (0.6%)
   285,300   New York Community Bancorp, Inc.                                                4,328
   303,800   People's United Financial, Inc.                                                 4,557
                                                                                        ----------
                                                                                             8,885
                                                                                        ----------
             Total Financials                                                              262,444
                                                                                        ----------
             HEALTH CARE (14.2%)
             -------------------
             BIOTECHNOLOGY (3.3%)
   133,660   Amgen, Inc.                                                                    14,474
   481,100   Gilead Sciences, Inc.*                                                         29,564
    32,700   Vertex Pharmaceuticals, Inc.*                                                   2,609
                                                                                        ----------
                                                                                            46,647
                                                                                        ----------
             HEALTH CARE DISTRIBUTORS (0.4%)
    65,100   Cardinal Health, Inc.                                                           3,261
    24,055   McKesson Corp.                                                                  2,950
                                                                                        ----------
                                                                                             6,211
                                                                                        ----------
             HEALTH CARE EQUIPMENT (1.5%)
    53,100   Baxter International, Inc.                                                      3,878
    79,555   Covidien plc                                                                    4,903

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
   100,900   Medtronic, Inc.                                                            $    5,574
   122,850   St. Jude Medical, Inc.                                                          6,436
                                                                                        ----------
                                                                                            20,791
                                                                                        ----------
             HEALTH CARE SERVICES (0.6%)
    44,400   Express Scripts Holdings Co.*                                                   2,910
    93,200   Omnicare, Inc.                                                                  4,920
                                                                                        ----------
                                                                                             7,830
                                                                                        ----------
             LIFE SCIENCES TOOLS & SERVICES (0.7%)
   109,700   Thermo Fisher Scientific, Inc.                                                  9,995
                                                                                        ----------
             MANAGED HEALTH CARE (2.1%)
   214,195   Cigna Corp.                                                                    16,671
   112,900   UnitedHealth Group, Inc.                                                        8,225
    65,228   WellPoint, Inc.                                                                 5,581
                                                                                        ----------
                                                                                            30,477
                                                                                        ----------
             PHARMACEUTICALS (5.6%)
   155,400   AbbVie, Inc.                                                                    7,067
    25,600   Allergan, Inc.                                                                  2,333
    55,690   Eli Lilly and Co.                                                               2,958
   225,700   Johnson & Johnson                                                              21,103
   233,765   Merck & Co., Inc.                                                              11,260
 1,046,699   Pfizer, Inc.                                                                   30,595
    68,000   Sanofi ADR                                                                      3,501
    50,082   Zoetis, Inc.                                                                    1,493
                                                                                        ----------
                                                                                            80,310
                                                                                        ----------
             Total Health Care                                                             202,261
                                                                                        ----------
             INDUSTRIALS (13.6%)
             -------------------
             AEROSPACE & DEFENSE (2.3%)
    52,700   B/E Aerospace, Inc.*                                                            3,674
    60,800   Boeing Co.                                                                      6,390
    37,100   General Dynamics Corp.                                                          3,166
    75,315   Honeywell International, Inc.                                                   6,249
    64,800   Raytheon Co.                                                                    4,655
    85,950   United Technologies Corp.                                                       9,074
                                                                                        ----------
                                                                                            33,208
                                                                                        ----------
             AIR FREIGHT & LOGISTICS (1.0%)
    83,260   FedEx Corp.                                                                     8,826
    62,800   United Parcel Service, Inc. "B"                                                 5,451
                                                                                        ----------
                                                                                            14,277
                                                                                        ----------
             AIRLINES (0.5%)
   183,480   United Continental Holdings, Inc.*                                              6,394
                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING (0.4%)
    93,230   Chicago Bridge & Iron Co. N.V.                                             $    5,555
                                                                                        ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.9%)
   168,520   AGCO Corp.                                                                      9,479
    26,000   Caterpillar, Inc.                                                               2,156
   106,500   Titan International, Inc.                                                       1,836
                                                                                        ----------
                                                                                            13,471
                                                                                        ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (2.1%)
    82,441   Belden, Inc.                                                                    4,832
   296,225   Eaton Corp. plc                                                                20,425
    65,300   Emerson Electric Co.                                                            4,007
                                                                                        ----------
                                                                                            29,264
                                                                                        ----------
             INDUSTRIAL CONGLOMERATES (0.7%)
   107,200   Danaher Corp.                                                                   7,219
   112,600   General Electric Co.                                                            2,744
                                                                                        ----------
                                                                                             9,963
                                                                                        ----------
             INDUSTRIAL MACHINERY (1.6%)
   138,730   Flowserve Corp.                                                                 7,863
    40,500   Illinois Tool Works, Inc.                                                       2,918
    71,700   Pentair Ltd.                                                                    4,379
    53,100   SPX Corp.                                                                       4,057
    48,900   Stanley Black & Decker, Inc.                                                    4,138
                                                                                        ----------
                                                                                            23,355
                                                                                        ----------
             MARINE PORTS & SERVICES (0.5%)
   222,300   Norwegian Cruise Line Holdings Ltd.*                                            6,727
                                                                                        ----------
             OFFICE SERVICES & SUPPLIES (0.2%)
    94,300   Herman Miller, Inc.                                                             2,651
                                                                                        ----------
             RAILROADS (2.2%)
   189,200   Canadian Pacific Railway Ltd.                                                  23,249
   112,560   Norfolk Southern Corp.                                                          8,235
                                                                                        ----------
                                                                                            31,484
                                                                                        ----------
             SECURITY & ALARM SERVICES (0.3%)
   127,300   Tyco International Ltd.                                                         4,431
                                                                                        ----------
             TRADING COMPANIES & DISTRIBUTORS (0.6%)
   106,310   WESCO International, Inc.*                                                      8,056
                                                                                        ----------
             TRUCKING (0.3%)
   173,800   Hertz Global Holdings, Inc.*                                                    4,451
                                                                                        ----------
             Total Industrials                                                             193,287
                                                                                        ----------

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (18.2%)
             ------------------------------
             APPLICATION SOFTWARE (0.8%)
   234,300   Adobe Systems, Inc.*                                                       $   11,078
                                                                                        ----------
             COMMUNICATIONS EQUIPMENT (1.9%)
   778,250   Cisco Systems, Inc.                                                            19,884
   403,880   JDS Uniphase Corp.*                                                             5,925
    24,105   QUALCOMM, Inc.                                                                  1,556
                                                                                        ----------
                                                                                            27,365
                                                                                        ----------
             COMPUTER HARDWARE (3.1%)
    40,210   Apple, Inc.                                                                    18,195
   997,900   Hewlett-Packard Co.                                                            25,626
                                                                                        ----------
                                                                                            43,821
                                                                                        ----------
             COMPUTER STORAGE & PERIPHERALS (1.3%)
   611,345   EMC Corp.                                                                      15,987
    46,860   SanDisk Corp.*                                                                  2,583
                                                                                        ----------
                                                                                            18,570
                                                                                        ----------
             DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
    86,908   Global Payments, Inc.                                                           4,025
                                                                                        ----------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
    69,900   Molex, Inc.                                                                     2,085
                                                                                        ----------
             INTERNET SOFTWARE & SERVICES (3.9%)
   103,700   eBay, Inc.*                                                                     5,360
   281,000   Facebook, Inc. "A"*                                                            10,349
    22,770   Google, Inc. "A"*                                                              20,211
    95,570   IAC/InterActiveCorp.                                                            4,837
    72,000   Rackspace Hosting, Inc.*                                                        3,261
   185,100   Web.com Group, Inc.*                                                            4,809
   256,100   Yahoo! Inc.*                                                                    7,194
                                                                                        ----------
                                                                                            56,021
                                                                                        ----------
             IT CONSULTING & OTHER SERVICES (0.7%)
    40,700   Cognizant Technology Solutions Corp. "A"*                                       2,946
   284,847   iGATE Corp.*                                                                    6,640
                                                                                        ----------
                                                                                             9,586
                                                                                        ----------
             SEMICONDUCTOR EQUIPMENT (0.2%)
   173,600   Applied Materials, Inc.                                                         2,831
                                                                                        ----------
             SEMICONDUCTORS (3.1%)
   115,400   Broadcom Corp. "A"                                                              3,181
   378,800   Intel Corp.                                                                     8,826
   108,800   Microchip Technology, Inc.                                                      4,324

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
   573,755   NXP Semiconductors N.V.*                                                   $   18,733
   222,500   Texas Instruments, Inc.                                                         8,722
                                                                                        ----------
                                                                                            43,786
                                                                                        ----------
             SYSTEMS SOFTWARE (2.8%)
   115,600   CA, Inc.                                                                        3,438
   132,970   Check Point Software Technologies Ltd.*                                         7,488
   662,510   Microsoft Corp.                                                                21,088
   237,385   Oracle Corp.                                                                    7,679
                                                                                        ----------
                                                                                            39,693
                                                                                        ----------
             Total Information Technology                                                  258,861
                                                                                        ----------
             MATERIALS (2.1%)
             ----------------
             CONSTRUCTION MATERIALS (0.2%)
   168,800   CRH plc ADR                                                                     3,563
                                                                                        ----------
             DIVERSIFIED CHEMICALS (0.5%)
   126,100   E.I. du Pont de Nemours & Co.                                                   7,275
                                                                                        ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.5%)
    68,000   Monsanto Co.                                                                    6,717
                                                                                        ----------
             GOLD (0.1%)
   135,610   Barrick Gold Corp.                                                              2,301
                                                                                        ----------
             PAPER PRODUCTS (0.5%)
   136,900   International Paper Co.                                                         6,614
                                                                                        ----------
             SPECIALTY CHEMICALS (0.3%)
    61,400   Rockwood Holdings, Inc.                                                         4,159
                                                                                        ----------
             Total Materials                                                                30,629
                                                                                        ----------
             TELECOMMUNICATION SERVICES (1.1%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
   258,000   AT&T, Inc.                                                                      9,100
    69,100   Verizon Communications, Inc.                                                    3,419
                                                                                        ----------
                                                                                            12,519
                                                                                        ----------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
   110,900   Vodafone Group plc ADR                                                          3,321
                                                                                        ----------
             Total Telecommunication Services                                               15,840
                                                                                        ----------
             UTILITIES (0.3%)
             ----------------
             ELECTRIC UTILITIES (0.3%)
    50,695   NextEra Energy, Inc.                                                            4,391
                                                                                        ----------
             Total Common Stocks (cost: $1,103,296)                                      1,391,548
                                                                                        ----------

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS (0.2%)
    15,500   SPDR S&P MidCap 400 ETF Trust (cost: $2,789)                               $    3,471
                                                                                        ----------
             Total Equity Securities (cost: $1,106,085)                                  1,395,019
                                                                                        ----------
             MONEY MARKET INSTRUMENTS (2.3%)

             MONEY MARKET FUNDS (2.3%)
32,758,521   State Street Institutional Liquid Reserve Fund, 0.08%(a) (cost: $32,759)       32,759
                                                                                        ----------

             TOTAL INVESTMENTS (COST: $1,138,844)                                       $1,427,778
                                                                                        ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS        TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,391,548                  $-             $-   $1,391,548
  Exchange-Traded Funds                       3,471                   -              -        3,471
Money Market Instruments:
  Money Market Funds                         32,759                   -              -       32,759
---------------------------------------------------------------------------------------------------
Total                                    $1,427,778                  $-             $-   $1,427,778
---------------------------------------------------------------------------------------------------

For the period of August 1, 2012, through July 31, 2013, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2013

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 11.5% of net assets at July 31, 2013.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at July 31, 2013.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2013

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,138,844)       $1,427,778
   Receivables:
      Capital shares sold                                                       835
      USAA Asset Management Company (Note 6D)                                     3
      Dividends and interest                                                  1,451
      Securities sold                                                         1,769
                                                                         ----------
         Total assets                                                     1,431,836
                                                                         ----------
LIABILITIES
   Payables:
      Securities purchased                                                    4,111
      Capital shares redeemed                                                   669
   Accrued management fees                                                      672
   Accrued transfer agent's fees                                                 61
   Other accrued expenses and payables                                          108
                                                                         ----------
         Total liabilities                                                    5,621
                                                                         ----------
            Net assets applicable to capital shares outstanding          $1,426,215
                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                       $1,206,379
   Accumulated undistributed net investment income                              645
   Accumulated net realized loss on investments                             (69,743)
   Net unrealized appreciation of investments                               288,934
                                                                         ----------
            Net assets applicable to capital shares outstanding          $1,426,215
                                                                         ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,418,296/73,144 shares outstanding)   $    19.39
                                                                         ==========
      Adviser Shares (net assets of $7,919/409 shares outstanding)       $    19.34
                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2013
`
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $231)                    $ 25,357
   Interest                                                                   38
                                                                        --------
      Total income                                                        25,395
                                                                        --------
EXPENSES
   Management fees                                                         7,310
   Administration and servicing fees:
      Fund Shares                                                          1,893
      Adviser Shares                                                          11
   Transfer agent's fees:
      Fund Shares                                                          2,432
   Distribution and service fees (Note 6F):
      Adviser Shares                                                          17
   Custody and accounting fees:
      Fund Shares                                                            215
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                            107
   Shareholder reporting fees:
      Fund Shares                                                             74
   Trustees' fees                                                             13
   Registration fees:
      Fund Shares                                                             32
      Adviser Shares                                                          27
   Professional fees                                                         114
   Other                                                                      24
                                                                        --------
            Total expenses                                                12,270
      Expenses paid indirectly:
         Fund Shares                                                          (8)
      Expenses reimbursed:
         Adviser Shares                                                       (7)
                                                                        --------
            Net expenses                                                  12,255
                                                                        --------
NET INVESTMENT INCOME                                                     13,140
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                        133,766
      Foreign currency transactions                                           (2)
   Change in net unrealized appreciation/depreciation                    159,099
                                                                        --------
            Net realized and unrealized gain                             292,863
                                                                        --------
   Increase in net assets resulting from operations                     $306,003
                                                                        ========

See accompanying notes to financial statements.

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------
                                                               2013         2012
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                 $   13,140   $   10,444
   Net realized gain on investments                         133,766       29,070
   Net realized loss on foreign currency transactions            (2)           -
   Change in net unrealized appreciation/depreciation
      of investments                                        159,099      (13,347)
                                                         -----------------------
      Increase in net assets resulting from operations      306,003       26,167
                                                         -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                           (12,941)     (10,420)
      Adviser Shares                                            (52)         (41)
                                                         -----------------------
         Distributions to shareholders                      (12,993)     (10,461)
                                                         -----------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                              (25,659)     (16,286)
   Adviser Shares                                               101           (7)
                                                         -----------------------
      Total net decrease in net assets from capital
         share transactions                                 (25,558)     (16,293)
                                                         -----------------------
   Net increase (decrease) in net assets                    267,452         (587)
NET ASSETS
    Beginning of year                                     1,158,763    1,159,350
                                                         -----------------------
    End of year                                          $1,426,215   $1,158,763
                                                         =======================
Accumulated undistributed net investment income:
    End of year                                          $      645   $      505
                                                         =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are capital growth and, secondarily, current income.

The Fund has two classes of shares: Growth & Income Fund Shares (Fund Shares) and Growth & Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

   to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

      calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

      when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost, which approximates market value.

   7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

   U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   credit arrangement. For the year ended July 31, 2013, brokerage commission recapture credits reduced the Fund Shares' and Adviser Shares' expenses by $8,000 and less than $500, respectively. For the year ended July 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

For the year ended July 31, 2013, the Fund paid CAPCO facility fees of $8,000, which represents 2.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and non-REIT return of capital adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $7,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2013, and 2012, was as follows:

                                                      2013              2012
                                                   -----------------------------
Ordinary income*                                   $12,993,000       $10,461,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $    375,000
Accumulated capital and other losses                                (58,193,000)
Unrealized appreciation of investments                              277,656,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and return of capital dividend adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act) a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended July 31, 2013, the Fund utilized pre-enactment capital loss carryforwards of $133,899,000, to offset capital gains. At July 31, 2013, the Fund had pre-enactment capital loss carryforwards of $58,193,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the year ended July 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2013, were $1,393,053,000 and $1,435,331,000, respectively.

As of July 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $1,150,122,000.

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

Gross unrealized appreciation and depreciation of investments as of July 31, 2013, for federal income tax purposes, were $282,028,000 and $4,372,000, respectively, resulting in net unrealized appreciation of $277,656,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED              YEAR ENDED
                                       JULY 31, 2013           JULY 31, 2012
-------------------------------------------------------------------------------
                                    SHARES      AMOUNT      SHARES      AMOUNT
                                   --------------------------------------------
FUND SHARES:
Shares sold                          9,260    $ 159,608     10,309    $ 154,239
Shares issued from
  reinvested dividends                 754       12,733        699       10,245
Shares redeemed                    (11,498)    (198,000)   (12,060)    (180,770)
                                   --------------------------------------------
Net decrease from capital
  share transactions                (1,484)   $ (25,659)    (1,052)   $ (16,286)
                                   ============================================
ADVISER SHARES:
Shares sold                              7    $     123          3    $      45
Shares issued from
  reinvested dividends                   -*           1          -*           1
Shares redeemed                         (2)         (23)        (4)         (53)
                                   --------------------------------------------
Net increase (decrease) from
  capital share transactions             5    $     101         (1)   $      (7)
                                   ============================================

*Represents less than 500 shares

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Multi-Cap Core Funds Index over the performance period. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

   amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $7,310,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(304,000) and $(2,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.02)% and (0.02)%, respectively.

B. SUBADVISORY ARRANGEMENT(S) -- The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management) and Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which Wellington Management and BHMS direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. For the year ended July 31, 2013, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $875,000.

   The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   July 31, 2013, the Manager incurred subadvisory fees, paid or payable to BHMS, of $736,000.

   Effective November 12, 2012, the Manager terminated its investment subadvisory agreement with Loomis, Sayles & Company L.P. (Loomis Sayles). For the year ended July 31, 2013, the Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of $153,000.

   Effective November 12, 2012, the Manager terminated its investment subadvisory agreement with UBS Global Asset Management (Americas) Inc. (UBS). For the year ended July 31, 2013, the Manager incurred subadvisory fees, paid or payable to UBS, of $247,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended July 31, 2013, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,893,000 and $11,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2013, the Fund reimbursed the Manager $39,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2013, to limit the annual expenses of the Adviser Shares to 1.30% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2013, without approval of the Board, and may be changed

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

   or terminated by the Manager at any time after that date. For the year ended July 31, 2013, the Adviser Shares incurred reimbursable expenses of $7,000, of which $3,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2013, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,432,000 and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2013, the Adviser Shares incurred distribution and service (12b-1) fees of $17,000.

G. Underwriting services -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

July 31, 2013, USAA and its affiliates owned 398,000 shares, which represent 97.1% of the Adviser Shares and 0.5% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED JULY 31,
                                --------------------------------------------------------------------
                                      2013           2012           2011          2010          2009
                                --------------------------------------------------------------------
Net asset value at
  beginning of period           $    15.44     $    15.24     $    13.06    $    11.35      $  14.86
Income (loss) from investment
  operations:
  Net investment income                .18            .14            .11           .08           .11
  Net realized and unrealized
    gain (loss)                       3.95            .20           2.17          1.71         (3.51)
                                --------------------------------------------------------------------
Total from investment
  operations                          4.13            .34           2.28          1.79         (3.40)
                                --------------------------------------------------------------------
Less distributions from:
  Net investment income               (.18)          (.14)          (.10)         (.08)         (.11)
                                --------------------------------------------------------------------
Net asset value at
  end of period                 $    19.39     $    15.44     $    15.24    $    13.06      $  11.35
                                ====================================================================
Total return (%)*                    26.90           2.28          17.50         15.74(a)     (22.81)
Net assets at
  end of period (000)           $1,418,296     $1,152,540     $1,153,199    $1,031,233      $927,126
Ratios to average
  net assets:**
  Expenses (%)(b)                      .96           1.01            .98          1.04(a)       1.12
  Net investment income (%)           1.04            .93            .72           .60           .99
Portfolio turnover (%)                 112(c)          51             52            91           100

 *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2013, average net assets were $1,263,578,000.
(a) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $167,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      (.00%)(+)      (.00%)(+)      (.00%)(+)     (.00%)(+)     (.01%)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects increased trading activity due to changes in subadvisers.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS (continued) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                 YEAR ENDED JULY 31,          PERIOD ENDED
                                              ------------------------          JULY 31,
                                                2013             2012           2011***
                                              --------------------------------------------
Net asset value at beginning of period        $15.42           $15.22            $13.34
                                              -----------------------------------------
Income from investment operations:
  Net investment income                          .12              .10               .05
  Net realized and unrealized gain              3.93              .20              1.90
                                              -----------------------------------------
Total from investment operations                4.05              .30              1.95
                                              -----------------------------------------
Less distributions from:
  Net investment income                         (.13)            (.10)            (.07)
                                              -----------------------------------------
Net asset value at end of period              $19.34           $15.42            $15.22
                                              =========================================
Total return (%)*                              26.37             2.02             14.65
Net assets at end of period (000)             $7,919           $6,223            $6,151
Ratios to average net assets:**
  Expenses (%)(a)                               1.30             1.30              1.30(b)
  Expenses, excluding reimbursements (%)(a)     1.39             1.43              1.83(b)
  Net investment income (%)                      .70              .64               .35(b)
Portfolio turnover (%)                           112(c)            51                52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2013, average net assets were $6,957,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects increased trading activity due to changes in subadvisers.

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2013, through July 31, 2013.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING             ENDING           DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      FEBRUARY 1, 2013 -
                                     FEBRUARY 1, 2013      JULY 31, 2013        JULY 31, 2013
                                     -----------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00            $1,141.80               $4.99

Hypothetical
  (5% return before expenses)            1,000.00             1,020.13                4.71

ADVISER SHARES
Actual                                   1,000.00             1,140.30                6.90

Hypothetical
  (5% return before expenses)            1,000.00             1,018.35                6.51

* Expenses are equal to the Fund's annualized expense ratio of 0.94% for Fund Shares and 1.30% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 14.18% for Fund Shares and 14.03% for Adviser Shares for the six-month period of February 1, 2013, through July 31, 2013.

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2013

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2012. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year period endings December 31, 2012. The Board took into account management's discussion of the Fund's performance, including the factors that contributed to the Fund's underperformance. The Board also took into account recent steps taken by management to address the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

================================================================================

50  | USAA GROWTH & INCOME FUND

================================================================================

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also noted that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

================================================================================

52  | USAA GROWTH & INCOME FUND

================================================================================

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that one of the Subadvisory Agreements contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to each Subadviser. As noted previously, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2012, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

compliance program; (iii) the performance of the Fund is being addressed; and
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 16 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA GROWTH & INCOME FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over five years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 13 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors. LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member in 9/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as one year as a Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

58  | USAA GROWTH & INCOME FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012); Vice President, New Life Investments, LLC (1986-1992). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee
    (3) Member of Audit Committee
    (4) Member of Pricing and Investment Committee
    (5) Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Executive Director and General Counsel, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Secretary of AMCO, SAS and ICorp.

================================================================================

60  | USAA GROWTH & INCOME FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10); Associate, Morrison & Foerster LLP (07/07-02/09). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Paul L. McNamara
                                      Jefferson C. Boyce
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     USAA Asset Management Company
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       USAA Investment Management Company
DISTRIBUTOR                           P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "My Accounts" on
SELF-SERVICE 24/7                     usaa.com select "Investments,"
AT USAA.COM                           then "Mutual Funds"

OR CALL                               Under "Investments" view
(800) 531-USAA                        account balances, or click
        (8722)                        "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

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ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2013 and 2012 were $460,191 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended July 31, 2013 and 2012 were $27,750 and $0, other fees billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended July 31, 2013 and 2012 were $27,000 and $0, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2013 and 2012 were $442,000 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:     09/20/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     09/24/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/23/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.